AMENDMENT NO. 1 AND JOINDER

This AMENDMENT NO. 1 and JOINDER (this “Amendment and Joinder”) to the Voting Agreement, dated June 22, 2007, among Noam Gottesman, Pierre Lagrange, Emmanuel Roman, Leslie J. Schreyer, in his capacity as trustee of the Gottesman GLG Trust, G&S Trustees Limited, in its capacity as trustee of the Lagrange GLG Trust ("G&S"), Jeffrey A. Robins, in his capacity as trustee of the Roman GLG Trust, Point Pleasant Ventures Ltd., a British Virgin Islands company, Jackson Holding Services Inc., a British Virgin Islands company, Lavender Heights Capital LP, Sage Summit LP and GLG Partners, Inc., a Delaware corporation (formerly known as Freedom Acquisition Holdings, Inc.) (“GPI”) (collectively, the “Parties”), a copy of which is attached hereto as Exhibit A (the “Voting Agreement”), is made as of February 12, 2010, by and among Martin E. Franklin (“Franklin”) and the Parties.

INTRODUCTORY STATEMENTS

A.           Franklin and the Parties have agreed to execute and deliver this Amendment and Joinder in order for Franklin to become a party to the Voting Agreement.

AGREEMENTS

In consideration of the foregoing and the agreements contained herein, Franklin hereby agrees as follows:

1.           Defined Terms.  Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Voting Agreement.

2.	Amendments to the Voting Agreement.

(a)           All references in the Voting Agreement to (1) “Freedom Acquisition Holdings, Inc.” shall be to “GLG Partners, Inc. (formerly named Freedom Acquisition Holdings, Inc.)” and (2) the defined term “Freedom” shall be to the “Company”.

(b)           Section 9.12 of the Voting Agreement is amended to replace the address for notices to GPI as follows:

To:	GLG Partners, Inc. 399 Park Avenue 38th Floor New York, NY 10022 Telephone: 212-224-7242 Telecopier: 212-813-5342 Attention: Alejandro San Miguel, Esq. General Counsel and Corporate Secretary

with a copy to: Leslie J. Schreyer Chadbourne & Parke LLP 30 Rockefeller Plaza New York, New York 10112 Telephone: 212-408-5100 Telecopier: 212-541-5369

(c)           Section 9 of the Voting Agreement is hereby amended by adding the following new clause 9.13 to the end thereof:

“9.13.  Notwithstanding anything to the contrary in this Agreement, including, but not limited to, the restrictions under Section 2.5 and the second sentence of Section 8.1, Martin E. Franklin, or any of his heirs, executors, administrators, successors or assigns, (a) may at any time transfer any or all of his Voting Stock to any Person, (b) may at any time, by providing not less than thirty (30) days prior written notice to all other Parties in accordance with Section 9.12, withdraw as a Party to this Agreement, and such withdrawal shall become effective on the date specified in the notice of withdrawal, and (c) shall not be subject to the provisions of Sections 4 (Drag-Along Rights) and 9.11 (Endorsement of Voting Stock Share Certificates).  Notwithstanding Section 9.3 to the contrary, Stockholder Parties shall only be entitled to indemnification from Martin E. Franklin pursuant to Section 9.3 of this Agreement for breaches of this Agreement by Mr. Franklin.  Notwithstanding Section 9.6 to the contrary, no amendment to this Section 9.13 and no amendment, alteration or repeal of any other provision of this Agreement, or addition of a new provision to this Agreement, that would change any right, privilege or preference of Martin E. Franklin shall be made without the written consent of Mr. Franklin.  Except as provided for in this Section 9.13, all other provisions of this Agreement shall be binding upon Mr. Franklin for so long as he is a Party hereto.  Upon the effectiveness of a transfer of any of Mr. Franklin’s Voting Stock, any proxy or power granted by Mr. Franklin pursuant to Section 2.4 shall terminate as if this Agreement had terminated with respect to any such transferred shares of Mr. Franklin’s Voting Stock and all such transferred shares of Mr. Franklin’s Voting Stock shall be free of all restrictions and obligations under this Agreement.  Upon the effectiveness of a withdrawal as a Party to this Agreement, (i) any proxy or power granted by Mr. Franklin pursuant to Section 2.4 shall terminate as if this Agreement had terminated with respect to all of Mr. Franklin’s Voting Stock, (ii) all of Mr. Franklin’s Voting Stock shall be free of all restrictions and obligations under this Agreement, (iii) this Section 9.13 shall be of no further force or effect, and (iv) this Agreement shall continue in full force and effect with respect to the other Parties.”

3.           Joinder.  Franklin hereby agrees that, upon execution of this Amendment and Joinder he shall become a party to the Voting Agreement as a "Stockholder Party" and shall be bound by, and subject to, all of the covenants, terms and conditions of the Voting Agreement, as amended by this Amendment and Joinder, as fully and the same as though he were an original party thereto.

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4.           Parties in Interest.  This Amendment and Joinder is binding upon and is for the benefit of Franklin and its successors and assigns, and for the benefit of and enforceable by the other persons party to the Voting Agreement.

5.           Further Assurances.  The Stockholder Parties shall, from time to time execute such other documents and agreements and provide such certificates as any other party to the Voting Agreement may reasonably request to carry-out and fulfill the transactions, and permit the exercise and assumption of, such rights and obligations as are contemplated hereunder.

6.           Ratification and Confirmation of Voting Agreement.  Except as amended pursuant to this Amendment and Joinder, the Voting Agreement is hereby ratified and confirmed in all respects.

7.           Effectiveness.  This Amendment and Joinder shall be effective as of the date hereof.

8.           Headings and Execution.  The descriptive headings of this Amendment and Joinder are for convenience of reference only and do not constitute a part of this Amendment and Joinder.  This Amendment and Joinder may be executed by facsimile or portable document format (pdf) transmission.

9.           Governing Law.  This Amendment and Joinder will be governed by and construed in accordance with the laws of the State of Delaware.

10.           Notice.  All notices, requests, consents and other communications hereunder to Franklin shall be deemed to be sufficient if contained in a written instrument delivered in person or sent by facsimile (provided a copy is thereafter promptly delivered as provided in this Section 10) or internationally recognized express courier, addressed to Franklin, with copies to his legal counsel, at the addresses or facsimile numbers set forth below Franklin’s signature or such other address or facsimile number as may hereafter be designated in writing by Franklin.

[Signature page follows]

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IN WITNESS WHEREOF, this Amendment and Joinder has been duly executed and delivered by the undersigned as of the date first above written.

/s/ Martin E. Franklin
Martin E. Franklin

Notice details per Section 10 above: Address: c/o Jarden Corporation 555 Theodore Fremd Avenue Rye, NY 10508
Facsimile: (914) 967-9405
cc: Kane Kessler, P.C. 1350 Avenue of the Americas New York, NY 10019 Attn: Robert L. Lawrence, Esq. Mitchell D. Hollander, Esq.

(Signature Page to Amendment and Joinder)

/s/ Noam Gottesman
Noam Gottesman
/s/ Emmanuel Roman
Emmanuel Roman
/s/ Pierre Lagrange
Pierre Lagrange

(Signature Page to Amendment and Joinder)

/s/ Leslie J. Schreyer
Leslie J. Schreyer, in his capacity as trustee of the Gottesman GLG Trust

/s/ Jeffrey A. Robins
Jeffrey A. Robins, in his capacity as trustee of the Roman GLG Trust

JACKSON HOLDING SERVICES INC.

By: /s/ Jeffrey A. Robins
Name: Jeffrey A. Robins
Title: Director

(Signature Page to Amendment and Joinder)

G&S TRUSTEES LIMITED, IN ITS CAPACITY AS TRUSTEE OF THE LAGRANGE GLG TRUST
By: /s/ Nigel Bentley
Name: Nigel Bentley
Title: Director

POINT PLEASANT VENTURES LTD.

By: /s/ Nigel Bentley
Name: Nigel Bentley
Title: Director

(Signature Page to Amendment and Joinder)

LAVENDER HEIGHTS CAPITAL LP
By: Mount Garnet Limited, its general partner
By: /s/ Leslie J. Schreyer
Name: Leslie J. Schreyer
Title: Director

SAGE SUMMIT LP
By: Sage Summit Ltd., its general partner
By: /s/ Leslie J. Schreyer
Name: Leslie J. Schreyer
Title: Director

(Signature Page to Amendment and Joinder)

GLG PARTNERS, INC.
By: /s/ Alejandro San Miguel
Name: Alejandro San Miguel
Title: General Counsel and Corporate Secretary

(Signature Page to Amendment and Joinder)